SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE APRIL 1, 1998 LORD ABBETT INVESTMENT TRUST - BALANCED SERIES

SUPPLEMENT EFFECTIVE DATE:  JUNE 8, 1998
                                                                        FUND
                                                                         FACTS
                                                                     -----------

Lord Abbett

  Investment Trust
Balanced Series

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A mutual fund seeking current income and capital growth

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Lord Abbett Investment Trust - Balanced Series
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INVESTMENT OBJECTIVE: Lord Abbett Investment Trust - Balanced Series is designed to provide current income and capital growth by investing in undervalued areas of the equity and fixed-income markets.

How the Series Compares Against Inflation (1):

Growth of $10,000: 12/27/94 - 12/31/97 (2)


               LORD ABBETT INVESTMENT        INFLATION
               TRUST-BALANCED SERIES         CONSUMER PRICE INDEX
12/27/94       9510                          10000
12/31/95       11676                         10314
12/31/96       12732                         10595
12/31/97       14935                         10775


The Balanced Series' Average Annual Rate of Total Return Since Inception: 14.24%

(1) Total return is the percent change in value, assuming the reinvestment of all distributions. The maximum sales charge of 4.75%, applicable to Class A share investments under $100,000, has been deducted from the Series investment. The Series issues an additional class of shares with a distinct pricing arrangement. For a full discussion of the differences in pricing alternatives, please call 800-874-3733 and ask for the Series' current prospectus. Please refer to information under the caption "Important Note" for a brief discussion of changes in the Series' investment approach, which also is described in the Series' current prospectus.

(2)   The Series commenced operations 12/27/94.

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SEC RETURNS:

Average annual rates of total return at the Class A share maximum sales charge of 4.75% for periods ending 12/31/97:

                1 year                                Life of Series

                ------                                --------------
                +11.80%                                   +14.25%
                ------                                --------------

SEC yield for the 30 days ended 12/31/97 was 2.42%.

Past performance is not an indication of future results. The investment return and principal value of an investment in the Series will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
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The Fund's Investor Advantage
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o     The opportunity for high current income and capital appreciation while assuming less risk than the U.S. stock market;

o The comfort of owning bargain-priced stocks of the largest, publicly-traded U.S. companies and U.S. Government securities, which have the top investment grade and carry the least credit risk (among fixed-income securities);

o     The benefit of active portfolio management; and

o The dependability of monthly dividends that can be taken in cash or reinvested in additional shares at net asset value.

The Fund's Investment Process

Lord Abbett Investment Trust -- Balanced Series uses a unique, disciplined investment process. Asset allocation balances the portfolio on a risk/return basis. Investment strategy meetings are held to project the total return potential of both the equity and fixed-income markets, which determines our overall asset allocation. Purchase of individual securities is based on both our own valuation models for individual securities and our analysis of trends for corporate earnings, inflation and interest rates. Our current asset allocation is detailed in the pie chart on the far right. While the Series may invest as much as 75% of its total net assets in equities, its current allocation reflects our view for expected returns.

Our Investment Process Includes:

o Quantitative analysis to identify companies whose stocks represent the best bargains;

o Personal contact with each company's management to try to determine if there is a catalyst for positive change;

o Searching for out-of-favor securities that will benefit from our outlook for inflation, interest rates and Federal Reserve policy -- the fixed-income portion of the portfolio is managed by adjusting interest-rate sensitivity; and

o Fundamental research to assess the probable effects of economic changes and interest-rate fluctuations on individual companies and U.S. Government securities.

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The Fund's Managers
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"Our disciplined investment process and our commitment to fundamental research help us find the best investment opportunities -- regardless of the asset class."

                                                               E. Wayne Nordberg

The Series' equity portion is managed by Lord Abbett Partner, E. Wayne Nordberg. Mr. Nordberg has been with the Firm since 1988. The Series' fixed-income portion is managed by Lord Abbett's Zane E. Brown. Mr. Brown has been with the Firm since 1992.


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(left to right)

Zane E. Brown

Partner in Charge of Fixed Income and
Portfolio Manager

E. Wayne Nordberg

Partner and Portfolio Manager

The Advantage of Balanced Investing

Historically, stocks and bonds do not perform equally in the same year, as the chart below illustrates. Therefore, a portfolio that combines the two asset classes will generally provide a less volatile investment. These results do not reflect the returns of the Series.

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This chart reflects total return and is for illustrative purposes only. The S&P
500 is an unmanaged index consisting of the stocks of 500 companies widely followed by the investment community. The Lehman Gov't./Corp. Bond Index is an unmanaged index consisting of U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. An investor cannot invest directly in an index. Past performance is not an indication of future results.

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Portfolio Profile
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When you invest in the Series, you become an owner of more than 60 securities that the Series' managers believe are among the most promising. The Series' portfolio is managed continually and its holdings are subject to change. Investments in common stocks are subject to market fluctuations, providing the potential for gain and the risk of loss; investments in fixed-income securities are affected by fluctuations in interest rates (which affect market prices). Below is a snapshot of the portfolio as of 12/31/97:

The Series' Asset Allocation

   [The following table was depicted as a pie chart in the printed material.]

              Common Stocks ...............................   49.5%
              U.S. Treasury Bonds and Notes ...............   29.1%
              Federal National Mortgage Association .......   17.4%
              Cash & Other Short-term Assets ..............    4.0%

Annual Returns: Stocks & Bonds

Minimum Initial Investment:

      $1,000; $250 for IRAs

Quotron Symbols:

      A Shares - LABFX
      C Shares - BFLAX

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Important Note: Shareholders recently approved a change to the Balanced Series'
investment policy. Upon receipt of regulatory approval, the Series will gradually shift to a "fund of funds" structure, with equity assets allocated to the Lord Abbett Affiliated Fund and the fixed-income portion of the portfolio to the Lord Abbett Bond-Debenture Fund. Please see the Series' current prospectus for more information.
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The Fund's Investment Manager
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Lord, Abbett & Co.

      o     Experienced Management

            Founded in 1929, Lord, Abbett & Co. was one of the nation's first mutual fund managers. Lord Abbett manages over $25 billion in a family of mutual funds and separately-managed accounts.

      o     A Complete Family

            The Lord Abbett Family of Funds consists of 28 mutual funds.

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For more complete information about any Lord Abbett mutual fund, such as Lord
Abbett Investment Trust - Balanced Series, including charges and expenses, call your investment professional or Lord Abbett Distributor llc at 800-874-3733 for a prospectus. An investor should read the prospectus carefully before investing. If used after 3/31/98, this piece must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

Numbers to Keep Handy

For Shareholder Account
or Statement Inquiries:       800-821-5129

For Literature:               800-874-3733

For More Information:         800-426-1130

Visit Our Web Site:           http://www.lordabbett.com


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          Investment Management

A Tradition of Performance Through Disciplined Investing

LORD ABBETT DISTRIBUTOR LLC
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The GM Building o 767 Fifth Avenue o New York, NY 10153-0203 o 800-426-1130


                                                                 LAIT-12-BA-1297